Exhibit 10.1.1.5

LETTERHEAD OF CALPINE

October 18, 2006

TRANSMITTED VIA TELECOPIER

Deutsche Bank Trust Company	Credit Suisse
Leveraged Loan Portfolio	Eleven Madison Avenue
60 Wall Street	New York, NY 10010
New York, NY 10005	Attention: James Moran
Attention: Marcus Tarkington	Telecopier Number: 212-743-1878
Telecopier Number: 212-797-0070

General Electric Capital Corporation
6130 Stoneridge Mall Road
Pleasanton, CA 94588-3279
Attention: Lawrence Ridgway
Telecopier Number: 925-730-6496

Ladies and Gentlemen:

Reference is made to that certain FIRST CONSENT, WAIVER AND AMENDMENT, dated as of May 3, 2006 (the “Amendment”), to and under THE AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTEE AGREEMENT, dated as of February 23, 2006 (the “DIP Agreement”), among (i) CALPINE CORPORATION, a Delaware corporation (the “Borrower”) which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (as defined below), (ii) each of the direct and indirect domestic Subsidiaries of Borrower designated as a Guarantor on Schedule 3.5 thereto (collectively, the “Guarantors” and together with the Borrower, the “Debtors”) and each a “Debtor”), each of which Guarantors is a debtor and a debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the cases of the Borrower and the Guarantors, each a “Case” and, collectively, the “Cases”), (iii) CREDIT SUISSE SECURITIES (USA) LLC and DEUTSCHE BANK SECURITIES INC. (“DBSI”), as joint syndication agents (in such capacities, collectively, the “Syndication Agents”), (iv) DEUTSCHE BANK TRUST COMPANY AMERICAS (“DB”), as administrative agent for the First Priority Lenders hereunder (in such capacity and including any successors, the “First Priority Agent”), (v) GENERAL ELECTRIC CAPITAL CORPORATION (including its successors, “GE Capital”), as Sub-Agent for the Revolving Lenders hereunder (in such capacity and including any successors, the “Sub-Agent”), (vi) CREDIT SUISSE (“CS”), as administrative agent for the Second Priority Term Lenders thereunder (in such capacity and including any successors, the “Second Priority Agent”), and, together with the First Priority Agent, the “Administrative Agents”), (vii) LANDESBANK HESSEN THÜRINGEN GIROZENTRALE, NEW YORK BRANCH, GE CAPITAL and HSH NORDBANK AG, NEW YORK BRANCH, as joint

Credit Suisse

Deutsche Bank Trust Company Americas

General Electric Capital Corporation

October 18, 2006

documentation agents for the First Priority Lenders hereunder, and BAYERISCHE LANDESBANK, GE CAPITAL and UNION BANK OF CALIFORNIA, N.A., as joint documentation agents for the Second Priority Lenders hereunder (in such capacities and including any successors, collectively, the “Documentation Agents”), and (viii) each of the financial institutions from time to time party hereto (collectively, the “Lenders”). Capitalized terms used herein, but not otherwise defined herein, shall have the meaning ascribed to such terms in the DIP Agreement

Pursuant to Section 4.3 of the Amendment, the requirement that the Borrower deliver to the Administrative Agents and the Lenders within 90 days of the Closing Date evidence of each of (i) and (ii) below has been waived so long as delivery of such evidence takes place prior to November 1, 2006 or is extended or waived by the authority of the Administrative Agents:

(i)	an order of the Bankruptcy Court has been obtained to Lift the Say and dissolve Calpine Capital Trust, Calpine Capital Trust II and Calpine Capital Trust III; and
(iii)

either (a) the Certificate of Designation for each of Calpine Philadelphia, Inc. and Philadelphia Biogas Supply, Inc. has been amended to allow for the voluntary filing of bankruptcy, to delete the liquidation preference for the preferred shareholders and to delete the right of first refusal of the preferred shareholder or (b) an order of the Bankruptcy Court has been obtained to lift the stay and authorize the dissolution of Calpine Philadelphia, Inc. and Philadelphia Biogas Supply, Inc.

The Borrower hereby requests that the Administrative Agents waive the requirements listed in items (i) and (ii) above.

[Balance of this page intentionally left blank – Signature pages follow]

Credit Suisse

Deutsche Bank Trust Company Americas

General Electric Capital Corporation

October 18, 2006

We request that you sign and return a copy of this letter indicating your consent to waive the requirement to complete the aforementioned actions. Should there be any business questions or comments, please do not hesitate to contact Messrs. Zamir Rauf or André Walker.

Sincerely,

CALPINE CORPORATION

/s/ Zamir Rauf
By: Zamir Rauf
Its: Senior Vice President

Credit Suisse

Deutsche Bank Trust Company Americas

General Electric Capital Corporation

October 18, 2006

ACKNOWLEDGED and CONSENTED to as of this 30th day of October 2006.

DEUTSCHE BANK TRUST COMPANY AMERICAS

as First Priority Agent

By: /s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By: /s/ Anca Trifan
Name: Anca Trifan
Title: Director

CREDIT SUISSE,

as Second Priority Agent

By: /s/ Thomas R. Cantello
Name: Thomas R. Cantello
Title: Vice President

By: /s/ Laurence Lapeyre
Name: Laurence Lapeyre
Title: Associate

Credit Suisse

Deutsche Bank Trust Company Americas

General Electric Capital Corporation

October 18, 2006

cc:	General Counsel
Calpine Corporation
50 West San Fernando Street
San Jose, CA 95113
Telecopier Number: 408-995-0505

Kirkland & Ellis LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022
Attn: Rick Cieri, Esq.
Telecopier Number: 212-446-4900

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attention: Peter V. Pantaleo, Esq.
Telecopier Number: 2123-455-2502

S. Lee, Esq.
Telecopier Number: 212.455.2502

D. Mack, Esq.
Telecopier Number: 212.455.2502

G. Jaunal, Esq.
Telecopier Number: 212.860.2200

A. Kaufman, Esq.
Telecopier Number: 312.860.2200